--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

February 5, 1999

To Our Shareholders:

     We are pleased to submit to you our annual report for Cohen & Steers Equity Income Fund, Inc. for the quarter and year ended December 31, 1998. The net asset values per share at that date were $10.31, $10.27, and $10.26 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $10.28. In addition, a distribution was declared for shareholders of record on December 22, 1998 and paid on December 23, 1998 to all four classes of shares. The distribution is as follows: Class A shares $0.23 per share ($0.17 regular plus a $0.06 special income distribution), Class B shares $0.20 per share ($0.17 regular plus a $0.03 special income distribution), Class C shares $0.21 per share ($0.17 regular plus a $0.04 special income distribution), Class I shares $0.27 per share ($0.17 regular plus a $0.10 special income distribution). The Fund did not make capital gains distributions in 1998.

1998 REVIEW

     The equity income strategy delivered very strong results relative to our benchmark, as shown in the chart below:

                                                                     4TH QUARTER      1998
                                                                     -----------   ----------

NAREIT Equity REIT Index...........................................      - 2.9%       - 17.5%
Class A shares*....................................................      - 2.0%       - 10.6%
Class B shares.....................................................      - 2.2%       - 11.4%
Class C shares.....................................................      - 2.2%       - 11.1%
Class I shares.....................................................      - 2.0%            na
------------
* Without giving effect to sales loads or contingent deferred sales charges, if any.

     Without a doubt, 1998 was the most challenging year ever for REIT investors. The bear market that gripped the industry, in the face of seemingly strong fundamentals, surprised most with the speed and severity of losses that were sustained. In a year filled with ironies, the overall investment environment in 1998 was nothing less than ideal: strong economic growth with low inflation and declining interest rates precipitated a record-shattering continuation of strong stock market performance. It was also a year in which real estate fundamentals remained strong, and the public market discipline was effective in reigning in any potential speculative excesses in the property markets. We suspect that if one could have accurately predicted this set of circumstances at the beginning of the year, one would have assumed that REITs would produce outstanding investment returns. On the contrary, REITs recorded their worst year of investment performance in over 20 years, with every property sector showing a price decline.

     At the company level, REIT financial performance in 1998 was exceptionally good on both an absolute and relative basis. Earnings growth averaged 13%, more than double the 5.2% rate of earnings growth of the S&P 500 Index, and throughout the year most companies consistently reported better-than-expected results. Further, we estimate that dividend growth in the REIT industry was a healthy 8%, implying a decline in payout ratios, thereby ensuring the stability and safety of those dividends. Ignoring these positive developments, investors instead chose to

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
focus on some actual and potentially negative real estate industry trends. These included the state of equilibrium of most major property markets, potential future slowing growth of REIT earnings, competition from private real estate investors, and the increasing industry-wide use of leverage, among others.

     Perhaps most importantly, investors in 1998 became concerned about persistent deflationary pressures and their long-term impact on rents and property values. It is no coincidence, in our opinion, that in addition to REITs, 1998's worst performing investments included other potential victims of deflation such as most commodities, precious and non-precious metals, and just about anything that is energy-related. In a low inflation (or deflationary) and low interest rate environment, investors often pay the highest price for longer-term investments, such as high grade long-term bonds or high growth stocks; technology, communications or internet companies, for example. If deflation is expected to persist for a long period, investors typically demand a higher current return in order to offset the risk of a potential long-term decline in asset values. The net result was that equity REIT dividend yields rose from 5.5% at the beginning of the year to a 5-year high of 7.5% by year end.

     The downward spiral of REIT share prices further disadvantaged many companies. Sentiment became so negative that for the first time in many years REITs became unable to access the equity capital markets. In response, many companies began to increase their use of debt financing or off-balance sheet leverage through joint ventures. This too is a strategy whose success is threatened by future deflation. By late summer, however, the collapse of the commercial mortgage backed securities market put a major crimp in the flow of debt financing. As capital raising ground to a halt, most companies scaled back their acquisition programs, causing most analysts to reduce estimates of earnings growth in 1999 and beyond. More importantly, the withdrawal of capital from the real estate market began to exert extreme pressure on property values, with many estimating approximately a 10-15% drop in prices from earlier peaks. In some sectors, such as hotels, the price decline was far worse. Once again, the public market's influence dominated the functioning of real estate markets.

     The reduction in interest rates by the Federal Reserve in the fall cushioned the decline of REIT share prices, but had a much more beneficial effect on the broader financial markets. The fourth quarter decline in REIT share prices compared to a 21.3% total return of the S&P 500 Index. Nonetheless, as liquidity returned to real estate markets and fears of a global economic slowdown abated, property values began to stabilize as did REIT share prices, albeit at depressed levels.

INVESTMENT OUTLOOK

     We begin the New Year in an investment environment that is almost identical to that which prevailed through most of last year; continued strong economic growth, low inflation and interest rates and a strong stock market. If the environment is no different from 1998, one must question what will alter the outlook for REIT investing in 1999.

     What is different for REITs is that their prices are 22% lower and their earnings are 13% higher than a year ago. This compares to the S&P 500 Index whose price is 27% higher and whose earnings are up only 5%. Further, whereas one year ago REITs, on average, were trading at more than a 20% premium to their net asset values (NAVs) they are now trading below their NAVs. As a result, on both a relative and absolute basis, REITs are just about as cheap as they have ever been. It therefore appears to us that the concerns that weighed on investors through most of 1998 should be adequately factored in REIT share prices.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

     We do not believe, however, that a new bull market in REIT shares is about to begin. Rather, we expect most real estate markets to remain in equilibrium, whereby the supply and demand for space is about equal. Based upon the experience of last year, the near instantaneous reaction of the financial markets to any actual or perceived imbalances will likely serve to maintain this equilibrium condition. The swiftness with which the real estate markets have moved is primarily the result of the domination of public securities markets for debt and equity financing of real estate. This is enhanced by the rapid flow of property-level and regional market information. These are perhaps the most important by-products of securitization.

     In light of our economic outlook and current valuation levels, we believe the Fund is advantageously positioned with its emphasis on above-average yielding real estate securities. The growth in the number of investments meeting its investment criteria was a positive development from last year's turmoil. The increased number of attractive investment opportunities bodes well for performance in 1999. The Fund's current holdings have a higher average dividend yield and higher projected earnings growth per share than at any time in its history. The average current dividend yield was 8.7% at year end and average projected earnings growth per share for 1999 is 10%. Consequently, we expect this strong earnings growth to translate into solid dividend per share growth.

     Additionally, the Fund's investments are compelling on an NAV basis. The median share price discount-to-NAV was 10% for the common stocks held by the Fund. Valuation relative to NAV is a useful investment tool in that it serves to identify a core valuation level as well as being useful on a relative basis. The sizable number of companies trading at discounts-to-NAV may lead to consolidation similar to the level we witnessed in the first half of 1998 and of which the Fund was a beneficiary.

     The portfolio weightings in the Office and Hotel sectors have been increased while the Health Care and Retail sectors have been reduced. The increase in Office sector investments is attributable to very attractive valuations and due to continued attractive supply/demand fundamentals for many regions of the country. Our expectation is that the Office sector should have the best earnings growth from internal sources in 1999 and should also deliver above average dividend per share growth. The increased investments in the Hotel sector reflect outstanding values resulting from steep share price declines as well as our belief in a good economy in 1999. The companies we have chosen have very strong balance sheets, experienced management teams and more than ample dividend coverage levels.

     The reduction in our Retail REIT exposure was driven by our decision to take profits, as well as expectations for more difficult sales and earnings comparisons for retailers in 1999. The Health Care sector reduction reflects a winnowing out of the weaker companies as we move into a more difficult reimbursement environment for many types of health care services.

     The Fund's preferred stock holdings continue to offer sizable current yield, healthy fixed charge coverage levels and the potential for capital appreciation from credit spread tightening. The average current yield of the Fund's preferred holdings was 9.4% (11.3% on a yield to call basis), average fixed charge coverage was 2.3 times. The median credit rating is `BB'. REIT preferred securities appear to be very attractive compared to comparably rated fixed income securities: the median current yield on `BB' rated bonds was 8.2%. We believe that due to these factors the Fund's preferred holdings will be an important contributor to performance in 1999.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

     Our investment strategy remains focused on owning a broadly diversified portfolio of above average yielding real estate securities. Additionally, these investments are characterized by having strong management teams, healthy balance sheets and reasonable plans for growth. 1998's performance, while disappointing on an absolute basis, was strong on a relative basis. We believe, based on current valuation levels and on the portfolio composition, that we can deliver greatly improved performance in 1999.

Sincerely,

             MARTIN COHEN                         ROBERT H. STEERS
             MARTIN COHEN                         ROBERT H. STEERS
             President                            Chairman

                   STEVEN R. BROWN
                   STEVEN R. BROWN
                   Senior Vice President
                   Cohen & Steers Capital Management, Inc.

Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

PERFORMANCE REVIEW

     The investment objective of Cohen & Steers Equity Income Fund, Inc. is to achieve high current income through investment in real estate securities. Capital appreciation is a secondary objective. The Fund's investment adviser anticipates that the Fund's equity investments in real estate companies will primarily be in securities that pay high dividends relative to the stock market as a whole.

     The Fund's investment performance in 1998 exceeded its benchmark. Real estate securities (and the Fund) performed poorly in general in 1998, in the Adviser's view, due to concerns about the maturity of the real estate cycle and the uncertain outlook for the economy. In light of the decline in share prices in 1998, we believe these issues and concerns are now more than adequately reflected in the valuations of real estate securities. The Fund's strong performance relative to its benchmark was driven by its focus on above-average yield and its emphasis on value over growth.

     The performance of the Fund for the year ended December 31, 1998 comfortably exceeded that of its benchmark.



            COHEN & STEERS INCOME FUND -- CLASS A

-------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   FOR PERIODS ENDED DEC. 31, 1998
-------------------------------------------------------------------
                    1 YEAR            SINCE INCEPTION (9/2/97)
-------------------------------------------------------------------
Fund               -10.56%                     -1.58%
-------------------------------------------------------------------
NAREIT All 'DD'    -18.82%                     -8.68%
-------------------------------------------------------------------
S&P 500             28.58%                     28.37%
-------------------------------------------------------------------

                                   [GRAPH]

                       Growth of a $10,000 Investment
                               Since Inception

DATE                    COHEN EQUITY FUND     NAREIT ALL REIT    S&P 500
----                    -----------------     ---------------    -------
 9/2/97                      9,550                10,000          10,000
 9/30/97                     9,908                10,799          10,548
12/31/97                    10,453                10,912          10,851
 3/31/98                    10,557                10,853          12,364
 6/30/98                    10,240                10,351          12,772
 9/30/98                     9,540                 9,222          11,502
12/31/98                     9,350                 8,858          13,952



          COHEN & STEERS EQUITY INCOME FUND -- CLASS B

-------------------------------------------------------------------
                                           TOTAL RETURNS
                                   FOR PERIODS ENDED DEC. 31, 1998
-------------------------------------------------------------------
                                      SINCE INCEPTION (1/15/98)
-------------------------------------------------------------------
Fund                                          -11.37%
-------------------------------------------------------------------
NAREIT All 'DD'                               -18.82%
-------------------------------------------------------------------
S&P 500                                        30.19%
-------------------------------------------------------------------

                                   [GRAPH]

                       Growth of a $10,000 Investment
                               Since Inception

DATE                  COHEN EQUITY INCOME     NAREIT ALL REIT    S&P 500
----                  -------------------     ---------------    -------
 1/15/98                    10,000                10,000          10,000
 3/31/98                    10,066                 9,946          11,538
 6/30/98                     9,739                 9,486          11,919
 9/30/98                     9,063                 8,451          10,733
12/31/98                     8,863                 8,118          13,019


--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


                 COHEN & STEERS EQUITY INCOME FUND -- CLASS C

-------------------------------------------------------------------
                                           TOTAL RETURNS
                                   FOR PERIODS ENDED DEC. 31, 1998
-------------------------------------------------------------------
                                      SINCE INCEPTION (1/14/98)
-------------------------------------------------------------------
Fund                                          -11.08%
-------------------------------------------------------------------
NAREIT All 'DD'                               -18.82%
-------------------------------------------------------------------
S&P 500                                        30.99%
-------------------------------------------------------------------

                                   [GRAPH]

                       Growth of a $10,000 Investment
                               Since Inception

DATE                  COHEN EQUITY INCOME     NAREIT ALL REIT    S&P 500
----                  -------------------     ---------------    -------
 1/14/98                    10,000                10,000          10,000
 3/31/98                    10,099                 9,946          11,609
 6/30/98                     9,771                 9,486          11,992
 9/30/98                     9,093                 8,451          10,799
12/31/98                     8,892                 8,118          13,099


            COHEN & STEERS EQUITY INCOME FUND -- CLASS I

-------------------------------------------------------------------
                                           TOTAL RETURNS
                                   FOR PERIODS ENDED DEC. 31, 1998
-------------------------------------------------------------------
                                      SINCE INCEPTION (7/15/98)
-------------------------------------------------------------------
Fund                                          -10.59%
-------------------------------------------------------------------
NAREIT All 'DD'                               -14.41%
-------------------------------------------------------------------
S&P 500                                         5.12%
-------------------------------------------------------------------

                                   [GRAPH]

                       Growth of a $10,000 Investment
                               Since Inception

DATE                  COHEN EQUITY INCOME     NAREIT ALL REIT    S&P 500
----                  -------------------     ---------------    -------
 7/15/98                    10,000                10,000          10,000
 9/30/98                     9,124                 8,909           8,666
12/31/98                     8,941                 8,558          10,512


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of operations.

** Initial offering of shares.

 'D' The Comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Index of All REITs is comprised of 210 real estate investment trusts. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

'DD' Prior to January 4, 1999, the NAREIT All REIT Index was published monthly.
     Total returns and cumulative values of a $10,000 investment are calculated from the date nearest each class' inception for which comparable performance data exist.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                            NUMBER OF       VALUE         DIVIDEND
                                                                             SHARES       (NOTE 1)         YIELD*
                                                                            ---------    -----------   ---------------
EQUITIES                                                          97.63%
  COMMON STOCK                                                    79.72%
     APARTMENT/RESIDENTIAL                                         8.46%
           Apartment Investment & Management Co. -- Class A.............      47,700     $ 1,773,844           6.05%
           Camden Property Trust........................................      40,200       1,045,200           7.77
           Charles E. Smith Residential Realty..........................      17,400         558,975           6.66
           Summit Properties............................................      74,700       1,288,575           9.45
                                                                                         -----------
                                                                                           4,666,594
                                                                                         -----------
     DIVERSIFIED                                                   4.75%
           Anthracite Capital...........................................     114,200         892,187          14.85
           Pacific Gulf Properties......................................      86,200       1,729,387           8.57
                                                                                         -----------
                                                                                           2,621,574
                                                                                         -----------
     HEALTH CARE                                                  11.99%
           ElderTrust...................................................      69,600         800,400          12.70
           Health Care Property Investors...............................      54,300       1,669,725           8.72
           Healthcare Realty Trust......................................      70,700       1,577,494           9.49
           Nationwide Health Properties.................................      30,300         653,344           7.79
           Omega Healthcare Investors...................................      63,300       1,910,869           8.88
                                                                                         -----------
                                                                                           6,611,832
                                                                                         -----------
     HOTEL                                                         4.83%
           FelCor Lodging Trust.........................................      69,700       1,607,456           9.57
           Innkeepers USA...............................................      89,500       1,057,219           9.48
                                                                                         -----------
                                                                                           2,664,675
                                                                                         -----------
     INDUSTRIAL                                                    3.35%
           First Industrial Realty Trust................................      68,800       1,844,700           8.95
                                                                                         -----------

     OFFICE                                                       19.50%
           Arden Realty Group...........................................      82,000       1,901,375           7.25
           Brandywine Realty Trust......................................      63,300       1,131,487           8.73
           CarrAmerica Realty Corp......................................      39,100         938,400           7.71
           Crescent Real Estate Equities Co.............................      79,300       1,823,900           9.57
           Highwoods Properties.........................................      66,100       1,702,075           8.39
           Mack-Cali Realty Corp........................................      64,100       1,979,088           7.13
           SL Green Realty Corp.........................................      30,400         657,400           6.47
           Tower Realty Trust...........................................      30,600         615,825           5.57
                                                                                         -----------
                                                                                          10,749,550
                                                                                         -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                                            NUMBER OF       VALUE         DIVIDEND
                                                                             SHARES       (NOTE 1)         YIELD*
                                                                            ---------    -----------   ---------------
     OFFICE/INDUSTRIAL                                             4.89%
           Liberty Property Trust.......................................      45,400     $ 1,117,975           7.31%
           Prime Group Realty Trust.....................................      29,100         440,137           8.93
           TriNet Corporate Realty Trust................................      42,500       1,136,875           9.72
                                                                                         -----------
                                                                                           2,694,987
                                                                                         -----------
     SHOPPING CENTER                                              19.89%
        COMMUNITY CENTER                                           6.42%
           Developers Diversified Realty Corp...........................      20,600         365,650           7.38
           JDN Realty Corp..............................................      51,400       1,108,312           6.68
           Pan Pacific Retail Properties................................      55,500       1,106,531           7.62
           Pennsylvania REIT............................................      49,400         960,212           9.67
                                                                                         -----------
                                                                                           3,540,705
                                                                                         -----------
        FACTORY OUTLET CENTER                                      3.74%
           Prime Retail.................................................     144,088       1,413,864          12.03
           Tanger Factory Outlet Centers................................      30,500         646,219          11.33
                                                                                         -----------
                                                                                           2,060,083
                                                                                         -----------
        REGIONAL MALL                                              9.73%
           CBL & Associates Properties..................................      27,400         707,263           7.21
           JP Realty....................................................      74,700       1,465,988           9.48
           Macerich Co..................................................      26,300         673,937           7.57
           Simon Property Group.........................................      57,100       1,627,350           7.09
           The Mills Corp...............................................      44,900         892,388           9.81
                                                                                         -----------
                                                                                           5,366,926
                                                                                         -----------
           TOTAL SHOPPING CENTER........................................                  10,967,714
                                                                                         -----------
     SPECIALTY                                                     2.06%
           Entertainment Properties Trust...............................      66,800       1,135,600           9.41
                                                                                         -----------
                 TOTAL COMMON STOCK (Identified cost -- $49,054,838)....                  43,957,226
                                                                                         -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                                                 NUMBER OF       VALUE       DIVIDEND
                                                                                  SHARES       (NOTE 1)       YIELD*
                                                                                 ---------    -----------    --------
  PREFERRED STOCK                                                      17.91%
           Apartment Investment & Management Co., 9.00%, Series C............      52,000     $ 1,147,250      10.47%
           Apartment Investment & Management Co., 9.375%, Series G...........      62,400       1,376,700      10.61
           Camden Property Trust, 2.25%, Series A (Convertible)..............      56,700       1,343,081       9.50
           Colonial Properties Trust, 8.875%, Series A.......................      30,000         720,000       9.13
           Crown American Realty Trust, 11.00%, Series A.....................       9,800         478,975      11.25
           General Growth Properties, 7.25%, Series A (Redeemable)...........      41,700       1,073,775       7.03
           Liberty Properties Trust, 8.80%, Series A.........................      29,600         704,850       9.21
           Prime Retail, 8.50%, Series B (Convertible).......................      14,100         234,413      12.75
           Reckson Associates Realty Corp., 7.625%, Series A (Convertible)...      73,900       1,561,138       9.04
           SL Green Realty Corp., 8.00%, Series A (Convertible)..............      53,100       1,234,575       8.60
                                                                                              -----------
              TOTAL PREFERRED STOCK (Identified cost -- $10,784,263).........                   9,874,757
                                                                                              -----------
              TOTAL EQUITIES (Identified cost -- $59,839,101)................                  53,831,983
                                                                                              -----------
                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                 ---------
COMMERCIAL PAPER                                                        0.30%
           Preferred Finance Corp., 4.80%, 1/4/99
              (Identified cost -- $163,934)..................................    $164,000         163,934
                                                                                              -----------
TOTAL INVESTMENTS (Identified cost -- $60,003,035) .................   97.93%                  53,995,917
OTHER ASSETS IN EXCESS OF LIABILITIES  .............................    2.07%                   1,142,175
                                                                      ------
NET ASSETS  ......................................................... 100.00%                 $55,138,092
                                                                      ------                  -----------
                                                                      ------                  -----------

------------

* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers LLP.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
      Investments in securities, at value (Identified cost -- $60,003,035) (Note 1).................  $53,995,917
      Cash..........................................................................................          110
      Receivable for investment securities sold.....................................................    1,265,668
      Dividends receivable..........................................................................      537,051
      Receivable for fund shares sold...............................................................      424,008
      Unamortized organization costs and other assets (Note 1)......................................       89,069
                                                                                                      -----------
            Total Assets............................................................................   56,311,823
                                                                                                      -----------
LIABILITIES:
      Payable for fund shares redeemed..............................................................      631,205
      Payable for investments purchased.............................................................      420,227
      Payable for distribution fees.................................................................       34,338
      Payable for shareholder service fees..........................................................       16,184
      Payable to investment adviser.................................................................       10,204
      Payable to administrator......................................................................        9,692
      Payable to directors..........................................................................          500
      Other liabilities.............................................................................       51,381
                                                                                                      -----------
            Total Liabilities.......................................................................    1,173,731
                                                                                                      -----------
NET ASSETS..........................................................................................  $55,138,092
                                                                                                      -----------
                                                                                                      -----------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)...............................................................  $63,342,679
      Accumulated net realized loss on investments sold.............................................   (2,197,469)
      Net unrealized depreciation on investments....................................................   (6,007,118)
                                                                                                      -----------
                                                                                                      $55,138,092
                                                                                                      -----------
                                                                                                      -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 1998

CLASS A SHARES:
      NET ASSETS....................................................................................  $31,581,190
      Shares issued and outstanding ($0.001 par value common stock outstanding) (Note 4)............    3,063,888
                                                                                                      -----------
      Net Asset Value and Redemption Value Per Share'D'.............................................  $     10.31
                                                                                                      -----------
                                                                                                      -----------
      Maximum Offering Price Per Share ($10.31 [div] 0.955)'DD'.....................................  $     10.80
                                                                                                      -----------
                                                                                                      -----------
CLASS B SHARES*:
      NET ASSETS....................................................................................  $10,114,434
      Shares issued and outstanding ($0.001 par value common stock outstanding) (Note 4)............      984,511
                                                                                                      -----------
      Net Asset Value and Offering Price Per Share'D'...............................................  $     10.27
                                                                                                      -----------
                                                                                                      -----------
CLASS C SHARES*:
      NET ASSETS....................................................................................  $13,159,302
      Shares issued and outstanding ($0.001 par value common stock outstanding) (Note 4)............    1,282,019
                                                                                                      -----------
      Net Asset Value and Offering Price Per Share'D'...............................................  $     10.26
                                                                                                      -----------
                                                                                                      -----------
CLASS I SHARES*:
      NET ASSETS....................................................................................  $   283,166
      Shares issued and outstanding ($0.001 par value common stock outstanding) (Note 4)............       27,532
                                                                                                      -----------
      Net Asset Value and Offering Price Per Share..................................................  $     10.28
                                                                                                      -----------
                                                                                                      -----------

------------

'D' Redemption price per share is equal to the net asset value per share less any applicable contingent sales charge which varies with length of time shares are held.

'DD' On investments of $100,000 or more, the offering price is reduced.

 * Initial offering of Class B, Class C and Class I shares began on January 15, 1998, January 14, 1998 and July 15, 1998, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income (Note 1):
      Dividend income..............................................................................  $   4,267,096
      Interest income..............................................................................        114,225
                                                                                                     -------------
            Total Income...........................................................................      4,381,321
                                                                                                     -------------
Expenses:
      Investment advisory fees (Note 2)............................................................        407,654
      Distribution fees -- Class A (Note 2)........................................................         93,238
      Distribution fees -- Class B (Note 2)........................................................         57,273
      Distribution fees -- Class C (Note 2)........................................................         54,877
      Administration and transfer agent fees (Note 2)..............................................        116,960
      Professional fees............................................................................         99,972
      Reports to shareholders......................................................................         86,175
      Shareholder servicing fees -- Class A (Note 2)...............................................         39,295
      Shareholder servicing fees -- Class B (Note 2)...............................................         19,091
      Shareholder servicing fees -- Class C (Note 2)...............................................         18,293
      Registration and filing fees.................................................................         66,324
      Directors' fees and expenses (Note 2)........................................................         31,646
      Amortization of organization expenses (Note 1)...............................................         24,309
      Custodian fees and expenses..................................................................         18,423
      Miscellaneous................................................................................         12,550
                                                                                                     -------------
            Total Expenses.........................................................................      1,146,080
      Reduction of expenses (Note 2)...............................................................       (233,943)
                                                                                                     -------------
            Net Expenses...........................................................................        912,137
                                                                                                     -------------
Net Investment Income..............................................................................      3,469,184
                                                                                                     -------------
Net Realized and Unrealized Loss on Investments:
      Net realized loss on investments.............................................................     (3,215,018)
      Net change in unrealized appreciation/(depreciation) on investments..........................     (7,042,185)
                                                                                                     -------------
            Net realized and unrealized loss on investments........................................    (10,257,203)
                                                                                                     -------------
Net Decrease in Net Assets Resulting from Operations...............................................  $  (6,788,019)
                                                                                                     -------------
                                                                                                     -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOR THE                   FOR THE PERIOD
                                                                   YEAR ENDED          SEPTEMBER 2, 1997'D' THROUGH
                                                               DECEMBER 31, 1998*           DECEMBER 31, 1997
                                                               ------------------   ----------------------------------
Change in Net Assets:
      From Operations:
            Net investment income............................     $  3,469,184                 $    688,957
            Net realized loss on investments.................       (3,215,018)                     (85,230)
            Net change in unrealized appreciation/
               (depreciation) on investments.................       (7,042,185)                   1,035,067
                                                               ------------------             -------------
                  Net increase/(decrease) in net assets
                     resulting from operations...............       (6,788,019)                   1,638,794
                                                               ------------------             -------------
      Dividends and Distributions to Shareholders from
         Note 1):
            Net investment income:
               Class A.......................................       (1,727,901)                    (457,116)
               Class B.......................................         (384,680)                          --
               Class C.......................................         (407,655)                          --
               Class I.......................................           (7,540)                          --
            Net realized gain on investments (Class A).......               --                      (70,470)
            Tax return of capital:
               Class A.......................................         (779,461)                     (63,976)
               Class B.......................................         (172,568)                          --
               Class C.......................................         (178,553)                          --
               Class I.......................................           (3,383)                          --
                                                               ------------------             -------------
                  Total dividends and distributions to
                     shareholders............................       (3,661,741)                    (591,562)
                                                               ------------------             -------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share
               transactions..................................       30,966,307                   33,474,313
                                                               ------------------             -------------
                  Total increase in net assets...............       20,516,547                   34,521,545
      Net Assets:
            Beginning of period..............................       34,621,545                      100,000
                                                               ------------------             -------------
            End of period....................................     $ 55,138,092                 $ 34,621,545
                                                               ------------------             -------------
                                                               ------------------             -------------

------------
'D' Commencement of Operations.
 * Initial offering of Class B, Class C and Class I shares began on January 15, 1998, January 14, 1998 and July 15, 1998, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                              Class A                                Class B
                                       -----------------------------------------------------   -------------------
                                            For the                 For the Period               For the Period
                                          Year Ended         September 2, 1997'D' through      January 15* through
PER SHARE OPERATING PERFORMANCE        December 31, 1998           December 31, 1997            December 31, 1998
-------------------------------------  -----------------   ---------------------------------   -------------------
Net asset value, beginning of
  period.............................       $ 12.32                     $ 11.46                      $ 12.35
                                             ------                      ------                       ------
Income from investment operations
    Net investment income............          0.73                        0.25                         0.64
    Net realized and unrealized
      gain/(loss) on investments.....         (2.00)                       0.83                        (2.01)
                                             ------                      ------                       ------
        Total from investment
          operations.................         (1.27)                       1.08                        (1.37)
                                             ------                      ------                       ------
Less dividends and distributions to
  shareholders from:
    Net investment income............         (0.51)                      (0.17)                       (0.49)
    Net realized gain on
      investments....................            --                       (0.03)                          --
    Tax return of capital............         (0.23)                      (0.02)                       (0.22)
                                             ------                      ------                       ------
        Total dividends and
          distributions
          to shareholders............         (0.74)                      (0.22)                       (0.71)
                                             ------                      ------                       ------
Net asset value, end of period.......       $ 10.31                     $ 12.32                      $ 10.27
                                             ------                      ------                       ------
                                             ------                      ------                       ------
-----------------------------------------------------------------------------------------------------------------
Total investment return(1)...........        -10.56%                       9.46%(2)                   -11.37%(2)
                                             ------                      ------                       ------
                                             ------                      ------                       ------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in
      millions)......................       $31.581                     $34.622                      $10.114
                                             ------                      ------                       ------
                                             ------                      ------                       ------
    Ratios of expenses to average
      daily net assets (before
      expense reduction).............          1.92%                       3.49%(3)                     2.60%(3)
                                             ------                      ------                       ------
                                             ------                      ------                       ------
    Ratios of expenses to average
      daily net assets (net of
      expense reduction).............          1.49%                       1.50%(3)                     2.16%(3)
                                             ------                      ------                       ------
                                             ------                      ------                       ------
    Ratio of net investment income to
      average daily net assets
      (before expense reduction).....          5.89%                       9.47%(3)                     5.99%(3)
                                             ------                      ------                       ------
                                             ------                      ------                       ------
    Ratio of net investment income to
      average daily net assets (net
      of expense reduction)..........          6.32%                      11.46%(3)                     6.43%(3)
                                             ------                      ------                       ------
                                             ------                      ------                       ------
    Portfolio turnover rate..........         96.47%                      87.20%(2)                    96.47%(2)
                                             ------                      ------                       ------
                                             ------                      ------                       ------

                                             Class C              Class I
                                       -------------------   -----------------
                                         For the Period       For the Period
                                       January 14* through   July 15* through
PER SHARE OPERATING PERFORMANCE         December 31, 1998    December 31, 1998
-------------------------------------  -------------------   -----------------
Net asset value, beginning of
  period.............................        $ 12.31              $ 11.99
                                              ------               ------
Income from investment operations
    Net investment income............           0.64                 0.35
    Net realized and unrealized
      gain/(loss) on investments.....          (1.97)               (1.62)
                                              ------               ------
        Total from investment
          operations.................          (1.33)               (1.27)
                                              ------               ------
Less dividends and distributions to
  shareholders from:
    Net investment income............          (0.49)               (0.20)
    Net realized gain on
      investments....................             --                   --
    Tax return of capital............          (0.23)               (0.24)
                                              ------               ------
        Total dividends and
          distributions
          to shareholders............          (0.72)               (0.44)
                                              ------               ------
Net asset value, end of period.......        $ 10.26              $ 10.28
                                              ------               ------
                                              ------               ------
--------------------------------------------------------------------------------
Total investment return(1)...........         -11.08%(2)           -10.59%(2)
                                              ------               ------
                                              ------               ------
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in
      millions)......................        $13.159              $ 0.283
                                              ------               ------
                                              ------               ------
    Ratios of expenses to average
      daily net assets (before
      expense reduction).............           2.59%(3)             1.54%(3)
                                              ------               ------
                                              ------               ------
    Ratios of expenses to average
      daily net assets (net of
      expense reduction).............           2.16%(3)             1.16%(3)
                                              ------               ------
                                              ------               ------
    Ratio of net investment income to
      average daily net assets
      (before expense reduction).....           6.13%(3)             7.48%(3)
                                              ------               ------
                                              ------               ------
    Ratio of net investment income to
      average daily net assets (net
      of expense reduction)..........           6.56%(3)             7.86%(3)
                                              ------               ------
                                              ------               ------
    Portfolio turnover rate..........          96.47%(2)            96.47%(2)
                                              ------               ------
                                              ------               ------

------------
 'D' Commencement of operations.
  * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Equity Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end, non-diversified management investment company. The authorized shares of the Fund are divided into four classes designated Class A, Class B, Class C and Class I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Fixed income securities are stated on the basis of valuations provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividends may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $1,133,965 for the period ended December 31, 1998, which has been charged from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1998, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $941,408. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 1998, the Fund amortized $24,309 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly management

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 1998, the Fund incurred $407,654 in advisory fees.

     The Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.50% of the average daily net assets of the Fund attributable to Class A shares, 2.15% of the average daily net assets of the Fund attributable to Class B and Class C shares and 1.15% of the average daily net assets of the Fund attributable to Class I shares until December 31, 1998. After December 31, 1998, the expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its total return may be reduced depending on the total assets of the Fund. For the year ended December 31, 1998, the Adviser waived advisory fees of $233,943.

     Administration Fees: The Fund has entered into an administrative agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the year ended December 31, 1998, the Fund has paid the Adviser $10,871 in fees under this administrative agreement.

     In addition, the Fund has entered into a fund accounting and sub-administration agreement with Chase Manhattan Bank ('Chase') for performing administration functions for the Fund. Chase receives a monthly sub-administration fee at the annual rate of 0.08% on the first $500 million of the Fund's average daily net assets and at lower rates on the Fund's average daily net assets in excess of that amount.

     Distribution Fees: Cohen & Steers Securities, Inc. (the 'Distributor'), a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.

     The Fund has adopted a Distribution Plan (the 'Plan') on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the year ended December 31, 1998, the Fund has paid $205,388 in fees under the Plan.

     Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. For the year ended December 31, 1998, the Fund paid $76,679 under the shareholder servicing plan.

     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

Fund. Fees and related expenses accrued for non-affiliated directors totaled $31,646 for the year ended December 31, 1998.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1998 totaled $81,398,010 and $49,157,187, respectively.

     At December 31, 1998, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost..............................................................  $59,475,816
                                                                              -----------
Gross unrealized appreciation...............................................  $   632,287
Gross unrealized depreciation...............................................  $(6,112,186)
                                                                              -----------
Net unrealized depreciation.................................................  $(5,479,899)
                                                                              -----------
                                                                              -----------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                                                 For the Period
                                                          For the             September 2, 1997'D'
                                                         Year Ended                  through
                                                     December 31, 1998          December 31, 1997
                                                  ------------------------   -----------------------
                                                    Shares       Amount       Shares       Amount
                                                  ----------   -----------   ---------   -----------
CLASS A:
   Sold.........................................   2,253,885   $26,810,260   2,794,623   $33,387,806
   Issued as reinvestment of dividends..........      84,674       960,259      13,834       167,116
   Redeemed.....................................  (2,085,114)  (23,575,022)     (6,740)      (80,609)
                                                  ----------   -----------   ---------   -----------
   Net increase.................................     253,445   $ 4,195,497   2,801,717   $33,474,313
                                                  ----------   -----------   ---------   -----------
                                                  ----------   -----------   ---------   -----------

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    For the Period
                                                               January 15, 1998* through
                                                                   December 31, 1998
                                                               -------------------------
                                                                Shares         Amount
                                                               ---------     -----------
CLASS B:
   Sold......................................................  1,078,288     $12,729,525
   Issued as reinvestment of dividends.......................      9,109         102,701
   Redeemed..................................................   (102,886)     (1,076,867)
                                                               ---------     -----------
   Net increase..............................................    984,511     $11,755,359
                                                               ---------     -----------
                                                               ---------     -----------

                                                                    For the Period
                                                               January 14, 1998* through
                                                                   December 31, 1998
                                                               -------------------------
                                                                Shares         Amount
                                                               ---------     -----------
CLASS C:
   Sold......................................................  1,425,149     $16,222,303
   Issued as reinvestment of dividends.......................      9,712         109,331
   Redeemed..................................................   (152,842)     (1,632,255)
                                                               ---------     -----------
   Net increase..............................................  1,282,019     $14,699,379
                                                               ---------     -----------
                                                               ---------     -----------

                                                                    For the Period
                                                                July 15, 1998* through
                                                                   December 31, 1998
                                                               -------------------------
                                                                Shares         Amount
                                                               ---------     -----------
CLASS I:
   Sold......................................................     26,796        $308,430
   Issued as reinvestment of dividends.......................        959           9,946
   Redeemed..................................................       (223)         (2,304)
   Net increase..............................................     27,532        $316,072

------------

'D' Commencement of operations.
* Initial offering of shares.

NOTE 5. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD
     At December 31, 1998, the Fund had a capital loss carryforward of $2,702,036 and $22,652 expiring in 2006 and 2005, respectively.

NOTE 6. BORROWINGS
     The Fund, in conjunction with Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $250,000,000. The loan, if used, will be collateralized by the Fund's portfolio. During the year ended December 31, 1998, the Fund did not have any loans outstanding.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Equity Income Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statements of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Equity Income Fund, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period from September 2, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PricewaterhouseCoopers LLP

New York, New York
February 5, 1999

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                     KEY INFORMATION

Robert H. Steers                           INVESTMENT ADVISER
Director and Chairman                      Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
Martin Cohen                               New York, NY 10017
Director and President                     (212) 832-3232

Gregory C. Clark                           SUB-ADMINISTRATOR AND TRANSFER AGENT
Director                                   Chase Global Funds Services Co.
                                           73 Tremont Street
George Grossman                            Boston, MA 02108
Director                                   (800) 437-9912

Jeffrey H. Lynford                         CUSTODIAN
Director                                   The Chase Manhattan Bank
                                           One Chase Manhattan Plaza
Willard H. Smith, Jr.                      New York, NY 10081
Director
                                           LEGAL COUNSEL
Elizabeth O. Reagan                        Dechert Price & Rhoads
Vice President                             1775 Eye Street, NW
                                           Washington, DC 20006
Adam Derechin
Vice President and                         NASDAQ Symbol: Class A - CSEIX
Assistant Treasurer                        Website: www.cohenandsteers.com

                                           Net asset value (NAV) can be found in the daily
                                           mutual fund listings in the financial section of most
                                           major newspapers under Cohen & Steers.

                                           This report is authorized for delivery only to share-
                                           holders of Cohen & Steers Equity Income Fund, Inc.
                                           unless accompanied or preceded by the delivery of a
                                           currently effective prospectus setting forth details of
                                           the Fund.

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                                 COHEN & STEERS
                               EQUITY INCOME FUND
                               ------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998


COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                             STATEMENT OF DIFFERENCES
                             ------------------------

The dagger symbol shall be expressed as..................................  'D'
The double dagger symbol shall be expressed as........................... 'DD'
The division sign shall be expressed as ................................. [div]